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Exhibit 99.2

Certification of
Chief Financial Officer
of
Alliance Data Systems Corporation

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of Alliance Data Systems Corporation (the "Registrant").

I, Edward J. Heffernan, the Chief Financial Officer of Registrant certify that to the best of my knowledge:

  (i)
  the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

  (ii)
  the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 12, 2002
/s/ EDWARD J. HEFFERNAN Name: Edward J. Heffernan Chief Financial Officer
Subscribed and sworn to before me this 12th day of November, 2002.
/s/ JANE BAEDKE Name: Jane Baedke Title: Notary Public
My commission expires:

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  Exhibit 99.2
Certification of Chief Financial Officer of Alliance Data Systems Corporation